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                                                                    EXHIBIT 99.2


                                SMART & FINAL

                              PROGRAM DESCRIPTION

                         VOLUNTARY EXCHANGE PROGRAM OF
                    STOCK OPTIONS - FOR - RESTRICTED STOCK
                              SMART & FINAL INC.



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        THE EXCHANGE PRIVILEGE UNDER THIS PROGRAM EXPIRES AT 5:00 P.M.
           LOCAL TIME IN LOS ANGELES, CALIFORNIA, ON MARCH 9, 2001,
                     UNLESS EXTENDED BY SMART & FINAL INC.
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     Smart & Final Inc., a Delaware corporation, is offering a voluntary program of exchange of certain outstanding stock options for restricted stock. This document provides a description of the Exchange Program in a question-and-answer format. In the text, Smart & Final is referred to as "we" or "us". Option holders eligible for participation in the Exchange Program are referred to as "you". Before making any decision regarding participation in the Exchange Program, please read and understand all of the materials which you have been given that describes the Exchange Program.


              WHAT IS THE STOCK OPTIONS - FOR - RESTRICTED STOCK
                               EXCHANGE PROGRAM?

     We are offering a voluntary Exchange Program, where you can exchange certain stock options previously granted to you, into shares of Restricted Stock of Smart & Final Inc. The exchange offered to you is at less than a one-for-one ratio - if you participate you will receive fewer shares of Restricted Stock than the number of stock options which you now have.

     The stock options eligible under the Exchange Program were originally issued pursuant to our Stock Incentive Plan (the "1994 Plan"), our Non-Employee Director Stock Plan (the "1996 Plan"), or our Long-Term Equity Compensation Plan (the "1997 Plan"). Collectively, these three plans are later referred to as the "Plans").

            WHO IS ELIGIBLE TO PARTICIPATE IN THE EXCHANGE PROGRAM?

     Participation in the Exchange Program is limited to holders of stock options with exercise prices of $14.00 or greater per share, and who meet all of the other participation criteria: (1) actively employed by the Company on November 27, 2000, (2) actively employed by the Company on the date of their election under the Exchange Program, and (3) selected for participation by our Compensation Committee of the Board of Directors. Non-employee members of the Board of Directors as of November 27, 2000 may also participate on the same basis as other stock option holders.

Description of Exchange Program                                      Page 1 of 6
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                   WHY ARE WE OFFERING THE EXCHANGE PROGRAM?

     We believe that some of our outstanding stock options are not achieving the purpose for which they were originally intended, because their exercise prices are significantly above the current market price for our common stock. These "underwater" options have limited effectiveness in providing meaningful performance incentives and employment retention to many option holders. By exchanging the options for shares of Restricted Stock, we believe that the performance incentive and employee retention factors will be improved, and thereby increase overall stockholder value.

             HOW MANY SHARES OF RESTRICTED STOCK WILL I BE ISSUED
                   IN EXCHANGE FOR SURRENDER OF MY OPTIONS?

     You will be entitled to receive for each eligible option the number of shares set forth on your Participant Acknowledgement and Election Form. The number of restricted shares is based on a "fair value" exchange in which the value of the Restricted Stock received is intended to approximately equal the value of the surrendered options. The value of the options was determined in November 2000 using the "Black-Scholes" method. This method utilizes several valuation factors, including (a) the exercise price of the options; (b) the remaining term of the options; (c) a risk-free interest rate; and (d) the trading volatility of our common stock. The value of the Restricted Stock was determined based on the average of the closing price of our stock for each of the last five trading days ended November 17, 2000.

                      WHAT HAS BEEN THE MARKET PRICE FOR
                       SMART & FINAL INC. COMMON STOCK?

     During the first quarter of 2001, the New York Stock Exchange closing price for Smart & Final Inc. common stock has ranged from a low of $8.125 per share to a high of $10.55 per share, in trading through February 23, 2001. During 2000 the price ranged from a low of $5.75 to a high of $8.563 and during 1999 the price ranged from a low of $6.125 to a high of $12.375.

     You are urged to obtain a current market quotation for the stock before making an election under the Exchange Program.

              DO YOU HAVE TO EXCHANGE ALL OF YOUR STOCK OPTIONS?

     No, you may elect to exchange some of your eligible stock option grants and not exchange other grants. However, all stock options granted on the same date must either be exchanged or retained together. You must clearly indicate which stock option grants that you wish to exchange on the "Participant Acknowledgement and Election Form". If you do not clearly indicate that you want to participate in the Exchange Program, we will assume that you do not wish
                                                                        ---
to exchange any of your eligible stock option grants.

        WHEN WILL YOU RECEIVE THE SHARES FOR YOUR SURRENDERED OPTIONS?

     If you elect to participate in the Exchange Program, following receipt of your properly completed election form, we will send you a Restricted Stock Agreement. You must sign this Agreement and return it to us, and your account will be credited for the number of shares of Restricted Stock. You will receive an actual stock certificate for your Restricted Stock once the vesting period has expired.

Description of Exchange Program                                      Page 2 of 6
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             WHAT IS THE VESTING SCHEDULE FOR THE RESTRICTED STOCK
              THAT YOU WILL RECEIVE  UNDER THE EXCHANGE PROGRAM?

     All option holders who elect to participate in the Exchange Program will receive Restricted Stock. Restricted Stock grants to participants who hold eligible options covering, in the aggregate, less than 1,000 shares, will vest one year from the date of election to participate in the Exchange Program. Restricted Stock grants issued to participants who hold eligible options covering, in the aggregate, 1,000 shares or more, will vest three years from the date of election to participate in the Exchange Program. These vesting schedules apply to the Restricted Stock received under the Exchange Program, even if your exchanged stock options are currently vested.

                 UNDER WHAT CIRCUMSTANCES WILL YOU FORFEIT THE
           RESTRICTED STOCK YOU RECEIVE UNDER THE EXCHANGE PROGRAM?

     In general, you will forfeit the Restricted Stock issued to you under the Exchange Program if you cease to be employed by us before the date your Restricted Stock grant vests. You will not forfeit your Restricted Stock, and all of your Restricted Stock will vest, if you leave our employment because of Retirement, death, or a "change in control" (all as defined in the 1997 Plan).

             ARE THERE OTHER RESTRICTIONS ON THE RESTRICTED STOCK?

     The restrictions on the Restricted Stock you will receive if you elect to participate in the Exchange Program are contained in the Restricted Stock Agreement. Restricted Stock generally may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed until the stock vests.

             ARE YOU ENTITLED TO EXERCISE THE RIGHTS OF OWNERSHIP
          OF RESTRICTED STOCK BEFORE THE VESTING PERIOD IS COMPLETE?

     If you participate in the Exchange Program and receive Restricted Stock, you will have dividend, voting and other stockholder rights with respect to any Restricted Stock you receive in the offer as of the date we credit the Restricted Stock to your account.

               WHAT IS THE SOURCE OF THE COMMON STOCK THAT WILL
                    BE ISSUED IN EXCHANGE FOR YOUR OPTIONS?

     Restricted Stock grants made under the Exchange Program will be drawn from the pool of common stock currently authorized for issuance under the 1997 Plan.

                   WHAT HAPPENS TO STOCK OPTIONS SURRENDERED
                          UNDER THE EXCHANGE PROGRAM?

      All options exchanged in the Exchange Program will be cancelled and returned to the plan under which the cancelled options were originally granted. All option agreements representing options to be exchanged will be cancelled and deemed to be terminated on exchange and of no further force or effect.

Description of Exchange Program                                      Page 3 of 6
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                    WHEN DOES THE VOLUNTARY ELECTION PERIOD
                       FOR THE EXCHANGE PROGRAM EXPIRE?

     The voluntary election period for the Exchange Program expires Friday, March 9, 2001, at 5:00 p.m., local time in Los Angeles, California, unless further extended by us. We may extend the election period at any time but we do not currently have any intention to do so. If the election period is extended, we will promptly inform the individuals that are eligible to participate in the Exchange Program of the extension.

     Although we don't expect to do so, we also retain the right to suspend or terminate the Exchange Program at any time if required to do so by orders of judicial courts, governmental agencies, the New York Stock Exchange, or other circumstances which in our view make the continuing acceptance of participant elections impossible or impractical.

                HOW DO YOU PARTICIPATE IN THE EXCHANGE PROGRAM?

     If you decide to participate in the Exchange Program, you must deliver to us a properly completed and signed "Participant Acknowledgment and Election Form" according to the instructions on the form. You also must agree to sign a "Restricted Stock Agreement" which contains the terms of your Restricted Stock grant under the Exchange Program.

          CAN YOU WITHDRAW YOUR ELECTION UNDER THE EXCHANGE PROGRAM?

     No.  Participant elections are irrevocable after submission to us.

                     WHAT DO WE AND OUR BOARD OF DIRECTORS
                        THINK OF THE EXCHANGE PROGRAM?

     Neither we nor our board of directors makes any recommendation as to whether you should participate in the Exchange Program. You must make your own decision regarding participation. Although, certain members of executive management and members of the board of directors eligible to participate in the Exchange Program have elected to participate in the Exchange Program, you should not consider this as a recommendation by them regarding your potential participation.

     We have not authorized anyone to make any recommendation on our behalf as to whether you should participate in the Exchange Program. If anyone makes any recommendation or gives any information or representation, you must not rely upon that recommendation, information or authorization as having been authorized by us.

                  WILL YOU HAVE TO PAY TAXES IF YOU EXCHANGE
                   YOUR OPTIONS UNDER THE EXCHANGE PROGRAM?

     You are urged to consult your own tax, financial and legal advisers regarding any financial or non-financial impacts that would arise from your participation in the Exchange Program.

     Although we cannot give individual tax advice, in general there are no immediate federal income tax consequences of receiving Restricted Stock in exchange for your stock options unless you make an election under Section 83(b) of the Internal Revenue Code. That election, should you choose to make it, must be made and filed with the Internal Revenue Service within thirty (30) days of your exchange. If you make a Section 83(b) election, you will be required to recognize

Description of Exchange Program                                      Page 4 of 6
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taxable income at the time of the exchange in an amount equal to the fair market value of the Restricted Stock on such date. If the Restricted Stock is subsequently forfeited, you are not entitled to a deduction for the loss. However, having made the filings, if you hold the Restricted Stock until after the shares vest and subsequently sell the shares of common stock issued upon vesting, the gain will be taxes as capital gain as opposed to ordinary income.
In the event you do not make an Section 83(b), when the Restricted Stock that you receive under the Exchange Program vests (in one year or three years), you will be required to recognize additional income in an amount equal to its fair market value on the vesting date.

                  HOW MANY STOCK OPTIONS OR RESTRICTED SHARES
                     ARE INVOLVED IN THE EXCHANGE PROGRAM?

     The exact number of stock options or restricted shares will be determined by the extent of voluntary participation by the eligible option holders. At the time of approval in November 2000, there were 991,379 eligible stock options.
If the holders of all of these stock options continued to be eligible for the Exchange Program and elected to participate, we would issue 202,578 restricted shares.

           WHAT IS THE COST TO US OF OFFERING THE EXCHANGE PROGRAM?

     We do not expect to pay any fees or commissions to any broker, dealer, or other person for offering participation in the Exchange Program to current options holders. We will incur some fees for legal, accounting, auditing, taxation, and other services but the total amount is not expected to be material to us.

     For those options holders who elect to participate in the Exchange Program, we expect to record compensation expense in an amount based on the number of Restricted Shares granted under the Exchange Program, with this expense amortized over the vesting period. The total expense cannot be accurately estimated prior to determining the extent of participation in the Exchange Program.

                 WHO SHOULD YOU CONTACT IF YOU HAVE ADDITIONAL
                     QUESTIONS ABOUT THE EXCHANGE PROGRAM?

     For additional information or assistance, you may contact Laurie Mead, Director of Human Resources at (323) 869-7640 or at
laurie.mead@smartandfinal.com.
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             WHO SHOULD YOU CONTACT IF YOU WISH TO HAVE ADDITIONAL
                     INFORMATION ABOUT SMART & FINAL INC.?

     Smart & Final Inc. makes periodic reports to the Securities and Exchange Commission and these reports are available for a fee from the Public Reference Section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. The SEC also maintains a Web site at http://www.sec.gov that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC. The SEC file number for our documents is 001-10811.

     These reports, proxy statements and other information concerning us also can be inspected at the offices of The New York Stock Exchange, 20 Broad Street, New York, New York 10005.

Description of Exchange Program                                      Page 5 of 6
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                     ARE THERE OTHER FACTORS TO CONSIDER?

     We are not aware of any jurisdiction where the terms of the Exchange Program are not in compliance with applicable law. If we become aware of any jurisdiction where the Exchange Program is not in compliance with any valid applicable law, we will make a good faith effort to comply with such law. If, after such good faith effort, we cannot comply with such law, the Exchange Program will not be made to (nor will participant elections be accepted from or on behalf of) the holders of options residing in such jurisdiction.

     Some of the information contained in the Exchange Program or other documents referenced by the Exchange Program may contain "forward-looking statements" that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. When the words "anticipate," "believe," "estimate," "intend" and "expect" and similar expressions are used they are intended to identify such forward-looking statements. The forward-looking statements are based on our current views and assumptions and involve risks and uncertainties that include, among other things, general economic, business, and regulatory conditions, competition, federal and state regulations, availability, and terms and use of capital. Some or all of these factors are beyond our control.

Description of Exchange Program                                      Page 6 of 6